SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549


                                 Form 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                              Date of Report
                     (Date of Earliest Event Reported)

                               July 18, 1995

                          HAWKEYE BANCORPORATION

          (Exact Name of Registrant as Specified in its Charter)

     Iowa                         0-4742                    42-0926317
(State or Other                 (Commission                (IRS Employer
Jurisdiction of                File Number)             Identification No.)
Incorporation)

     222 Equitable Building
     604 Locust Street
     Des Moines, IA                                             50309
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's Telephone Number, Including Area Code:  (515) 284-1930

Item 5:  Other Events.

     On July 18, 1995, Registrant announced that its Board of Directors authorized the repurchase of up to 1,300,000 shares of its common stock. The purchases may be made from time to time in the market and in private transactions.
     The actual number of shares purchased will depend upon the price and prevailing market conditions. The stock will be used to satisfy existing obligations under stock option plans and for other corporate purposes. Registrant had 13,461,373 shares of common stock outstanding as of June 30, 1995.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              HAWKEYE BANCORPORATION


                              By   Brent E. Johnson
                                   ________________
                                   Brent E. Johnson
                                   Vice President and
                                   Chief Financial Officer

Dated:    July 21, 1995
          _____________